UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2018

BRT APARTMENTS CORP.
(Exact name of Registrant as specified in charter)

Maryland	001-07172	13-2755856
(State or other jurisdiction of incorporation)	(Commission file No.)	(IRS Employer I.D. No.)

60 Cutter Mill Road, Suite 303, Great Neck, New York 11021
(Address of principal executive offices) (Zip code)

Registrant's telephone number, including area code: 516-466-3100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) of Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b2 of this chapter).

    ☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

We are filing this current report on Form 8-K (the "Current Report") to include under (i) Item 9.01(a), the audited statement of revenues and certain expenses of Madison at River Sound, a 586-unit multi-family property located at 980 Walther Blvd., Lawrenceville, GA, for the year ended December 31, 2017 and (ii) Item 9.01(b), our unaudited pro-forma financial statements reflecting the acquisition of Madison at River Sound.

Madison at River Sound was purchased by a joint venture on February 15, 2018, for $77.3 million, including $54.4 million of mortgage debt obtained in connection with the acquisition. The mortgage debt bears interest at a fixed rate of 3.97%, matures in March 2028 and is interest only until maturity with a balloon payment of the unpaid principal and interest due at maturity. We contributed $15.2 million to this venture for our 50% controlling interest. After the acquisition, we renamed the property "Parc @ 980 Apartments".

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statement of Property Acquired - Madison at River Sound		Page
	(i) Independent Auditor’s Report		1
	(ii) Statement of Revenues and Certain Expenses for the Year ended December 31, 2017		2
	(iii) Notes to Statement of Revenues and Certain Expenses		3
(b)	Unaudited Pro Forma Consolidated Financial Statements		4
	(i) Pro Forma Consolidated Balance Sheet at December 31, 2017		5
	(ii) Pro Forma Consolidated Statements of Income:
	For the year ended September 30, 2017		6
	For the three months ended December 31, 2017
	(iii) Notes to Pro Forma Consolidated Financial Statements		7
(d)	Exhibits

	Exhibit No.	Title of Exhibit
	23.1	Consent of BDO USA, LLP, dated April 6, 2018

Independent Auditor’s Report

Stockholders and Board of Directors
BRT Apartments Corp.
Great Neck, New York

We have audited the accompanying statement of revenues and certain expenses of the property located at 980 Walther Boulevard, Lawrenceville, GA ("Madison at River Sound") for the year ended December 31, 2017, and the related notes.

Management’s Responsibility for the Statement of Revenues and Certain Expenses

Management is responsible for the preparation and fair presentation of the statement of revenues and certain expenses in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the statement of revenues and certain expenses' that is free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the statement of revenues and certain expenses based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statement of revenues and certain expenses. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the statement of revenues and certain expenses, whether due to fraud or error. In making those risk assessments, the auditor considers internal controls relevant to the entity's preparation and fair presentation of the statement of revenues and certain expenses in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal controls. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the revenues and certain expenses.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the statement of revenues and certain expenses referred to above presents fairly, in all material respects, the statement of revenues and certain expenses of Madison at River Sound for the year ended December 31, 2017, in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with rules and regulations of the U.S. Securities and Exchange Commission and for inclusion in a Current Report on Form 8-K of BRT Apartments Corp. as described in Note 2 to the statement of revenues and certain expenses and is not intended to be a complete presentation of Madison at River Sound's revenues and expenses. Our opinion is not modified with respect to this matter.

/s/ BDO USA, LLP
New York, New York
April 6, 2018

Madison at River Sound
Statement of Revenues and Certain Expenses

Year ended December 31, 2017
Revenues:
Rental income	$6,269,000
Other income	991,000
Rental and other income	7,260,000

Certain Expenses:
Payroll	859,000
Real estate taxes	827,000
Utilities	705,000
Repairs and maintenance	415,000
Management fees	229,000
Insurance	121,000
Total certain expenses	3,156,000

Revenues in excess of certain expenses	$4,104,000

See Independent Auditor’s Report and accompanying notes to the Statement of Revenues and Certain Expenses

Madison at River Sound
Notes to Statement of Revenues and Certain Expenses

1. Organization

Madison at River Sound, located at 980 Walther Blvd, Lawrenceville, GA (the "Property") is a 586 unit multi-family property.

BRT Apartments Corp. (“BRT” or the “Company”) is a corporation organized in Maryland. BRT is a real estate investment trust, also known as a REIT, that is focused on the ownership, operation and development of multi‑family properties.
On February 15, 2018, a consolidated joint venture comprised of an indirect subsidiary of the Company and an unaffiliated joint venture partner acquired the Property for $77.3 million, including $54.4 million of mortgage debt. The Company has a 50% controlling interest in the joint venture.

2. Basis of Presentation and Significant Accounting Policies

Basis of Presentation

The accompanying statement of revenues and certain expenses of the Property have been prepared in accordance with Rule 3-14 of Regulation S-X of the U.S. Securities and Exchange Commission for inclusion in the Company’s Current Report on Form 8-K. Accordingly, the statement of revenues and certain expenses excludes certain expenses that may not be comparable to those expected to be incurred in the future operations of the aforementioned property. Items excluded consist of interest expense, depreciation, amortization, corporate expenses, and other costs not directly related to future operations.

Significant Accounting Policies

Use of Estimates

The preparation of the statements of revenues and certain expenses in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the statements of revenues and certain expenses. Actual results could differ from those estimates.

Revenue Recognition

Rental revenue is recognized on an accrual basis when earned and due from tenants. Leases are generally for a one-year term and have no renewal options.

Repairs and Maintenance

Major replacements and betterments that improve or extend the life of the Property are capitalized. Expenditures for ordinary repairs and maintenance are charged to operations as incurred.

3. Subsequent Events

Subsequent events were evaluated through April 6, 2018, the date on which the statements of revenues and certain expenses were available to be issued.

BRT APARTMENTS CORP. AND SUBSIDIARIES
Pro Forma Consolidated Financial Statements
(Unaudited)

Acquisitions

On February 15, 2018, TRB Orlando and Atlanta LLC, an indirect wholly owned subsidiary of BRT Apartments Corp. ("BRT or the "Company"), and an unaffiliated joint venture partner, acquired a 586 unit multi-family property ("Madison at River Sound" or the "Property") located at 980 Walther Blvd., Lawrenceville, Georgia for $77.3 million, including $54.4 million of mortgage debt obtained in connection with the acquisition. The Company owns a controlling 50.0% interest in the joint venture that owns the Property.

On February 7, 2018, TRB Orlando and Atlanta LLC, an indirect wholly owned subsidiary of BRT, and an unaffiliated joint venture partner, acquired a 522 unit multi-family property ("Stafford Landing") located at 1024 Vizcaya Lake Road, Ocoee, Florida for $71.3 million, including $53.1 million of mortgage debt obtained in connection with the acquisition. The Company owns a controlling 50.0% interest in the joint venture that owns Stafford Landing.

On December 14, 2017, TRB Boerne LLC, an indirect wholly owned subsidiary of BRT, and an unaffiliated joint venture partner, acquired a 120 unit multi-family property ("Woodland Apartments") located at 150 Medical Drive, Boerne, Texas for $11.5 million, including $9.2 million of mortgage debt obtained in connection with the acquisition. The Company owns a controlling 80.0% interest in the joint venture that owns Woodland Apartments.

On December 7, 2017, TRB Magnolia Pointe LLC, an indirect wholly owned subsidiary of BRT, and an unaffiliated joint venture partner, acquired a 204 unit multi-family property located at 7900 Old Madison Pike, Madison, Alabama ("Magnolia Pointe") for $18.4 million, including $15.0 million of mortgage debt obtained in connection with the acquisition. The Company owns a controlling 80.0% interest in the joint venture that owns Magnolia Pointe.

The acquisition of Stafford Landing is referred to as the "Previously Reported Acquisition" in the pro forma unaudited consolidated balance sheet at December 31, 2017.

The acquisition of Stafford Landing, Woodland Apartments and Magnolia Pointe are referred to collectively as the "Previously Reported Acquisitions" in the pro forma unaudited consolidated statements of income for both the year end September 30, 2017 and the three months ended December 31, 2017.

Presentation

The pro forma unaudited consolidated balance sheet is presented as if the acquisition of the Property and the Previously Reported Acquisitions had been completed on December 31, 2017. The pro forma unaudited consolidated statement of income for the year ended September 30, 2017 is presented as if the acquisition of Madison at River Sound and the Previously Reported Acquisitions had been completed on October 1, 2016.
The pro forma unaudited consolidated statement of income for the three months ended December 31, 2017, is presented as if all the acquisitions had been completed on October 1, 2016.

These pro forma unaudited consolidated financial statements are presented for informational purposes only and should be read in conjunction with the Company’s Annual Report on Form 10-K for the year ended September 30, 2017.

The pro forma unaudited consolidated financial statements are based on assumptions and estimates considered appropriate by the Company’s management; however, such statements do not purport to represent what the Company’s financial position and results of operations would have been assuming the completion of the acquisition on October 1, 2016, nor do they purport to project the Company’s financial position and results of operations at any future date or for any future period.

In the opinion of the Company’s management, all adjustments necessary to reflect the effects of the transactions described above have been included in the pro forma consolidated financial statements.

BRT APARTMENTS CORP. AND SUBSIDIARIES
PRO FORMA - UNAUDITED CONSOLIDATED BALANCE SHEET
At December 31, 2017
(Amounts in thousands, except per share data)

	The Company Historical	Previously Reported Acquisition	Purchase of Madison at River Sound	The Company Pro Forma as Adjusted
ASSETS
Real estate properties, net of accumulated depreciation	$902,281	$72,419	$77,982	$1,052,682
Real estate loan	5,500	—	—	5,500
Cash and cash equivalents	12,383	(11,092)	(14,234)	(12,943)
Restricted cash	6,151	—		6,151
Deposits and escrows	27,839	3,561	5,713	37,113
Investment in unconsolidated joint ventures	21,415	—	—	21,415
Other assets	9,359	20	76	9,455
Real estate property held for sale	8,969	—	—	8,969
Total Assets	$993,897	$64,908	$69,537	$1,128,342

LIABILITIES AND EQUITY
Liabilities:
Mortgages payable, net of deferred costs	$697,826	$52,430	$53,975	$804,231
Junior subordinated notes, net of deferred costs	37,018	—	—	37,018
Accounts payable and accrued liabilities	22,348	108	383	22,839
Total Liabilities	757,192	52,538	54,358	864,088

Commitments and contingencies	—	—	—	—

Equity:
BRT Apartments Corp. stockholders' equity:
Preferred stock, $.01 par value: 2,000 shares authorized,
none outstanding	—	—	—	—
Common stock $.01 par value: 300,000 shares authorized
13,333 shares outstanding	133	—	—	133
Additional paid-in capital	201,910	—	—	201,910
Accumulated other comprehensive income	1,000	—	—	1,000
Accumulated deficit	(37,047)	—	—	(37,047)
Total BRT Apartments Corp. stockholders' equity	165,996	—	—	165,996
Non-controlling interests	70,709	12,370	15,179	98,258
Total Equity	236,705	12,370	15,179	264,254
Total Liabilities and Equity	$993,897	$64,908	$69,537	$1,128,342

See accompanying notes to the unaudited pro forma consolidated financial statements

BRT APARTMENTS CORP. AND SUBSIDIARIES
PRO FORMA - UNAUDITED CONSOLIDATED STATEMENT OF INCOME
For The Year Ended September 30, 2017
(Dollars in thousands, except share data)

	The Company Historical	Previously Reported Acquisitions		Purchase of Madison at River Sound		The Company Pro Forma as Adjusted
Revenues:
Rental and other revenues from real estate properties	$104,477	$9,631		$7,405		$121,513
Other income	1,294	—		—		1,294
Total revenues	105,771	9,631		7,405		122,807
Expenses:
Real estate operating expenses	51,279	4,764		3,635		59,678
Interest expense	28,171	3,134	(a)	2,162	(a)	33,467
General and administrative	9,396	—		—		9,396
Depreciation	30,491	5,549	(b)	4,081	(b)	40,121
Total expenses	119,337	13,447		9,878		142,662
Total revenues less total expenses	(13,566)	(3,816)		(2,473)		(19,855)
Equity in loss of unconsolidated joint ventures	(384)	—		—		(384)
Gain on sale of real estate assets	52,601	—		—		52,601
Loss on extinguishment of debt	(1,463)	—		—		(1,463)
Income (loss) from continuing operations	37,188	(3,816)		(2,473)		30,899
Provision for taxes	1,560	—		—		1,560
Net income (loss)	35,628	(3,816)		(2,473)		29,339
Net (income) loss attributable to non-controlling interests	(22,028)	1,579		1,237		(19,212)
Net income (loss) attributable to common stockholders	$13,600	$(2,237)		$(1,236)		$10,127

Basic and diluted per share amounts attributable to common stockholders:
Basic and diluted earnings (loss) per share	$0.97	$(0.16)		$(0.09)		$0.72

Weighted average number of shares of common stock outstanding:
Basic	13,993,638	13,993,638		13,993,638		13,993,638
Diluted	14,018,843	14,018,843		14,018,843		14,018,843

See accompanying notes to the pro forma unaudited consolidated financial statements

PRO FORMA - UNAUDITED CONSOLIDATED STATEMENT OF INCOME
For The Three Months Ended December 31, 2017
(Dollars in thousands, except share data)

	The Company Historical	Previously Reported Acquisitions		Purchase of Madison at River Sound		The Company Pro Forma as Adjusted
Revenues:
Rental and other revenues from real estate properties	$28,162	$2,175		$1,851		$32,188
Other income	187	—		—		187
Total revenues	28,349	2,175		1,851		32,375
Expenses:
Real estate operating expenses	13,347	1,097		909		15,353
Interest expense	7,980	724	(a)	541	(a)	9,245
General and administrative	2,303	—		—		2,303
Depreciation	8,648	1,298	(b)	1,020	(b)	10,966
Total expenses	32,278	3,119		2,470		37,867
Total revenues less total expenses	(3,929)	(944)		(619)		(5,492)
Equity in loss of unconsolidated joint ventures	(25)	—		—		(25)
Gain on sale of real estate assets	12,519	—		—		12,519
Loss on extinguishment of debt	(257)	—		—		(257)
Income (loss) from continuing operations	8,308	(944)		(619)		6,745
Provision for taxes	106	—		—		106
Net income (loss)	8,202	(944)		(619)		6,639
Net (income) loss attributable to non-controlling interests	(1,851)	393		309		(1,149)
Net income (loss) attributable to common stockholders	$6,351	$(551)		$(310)		$5,490

Basic and diluted per share amounts attributable to common stockholders:
Basic and diluted earnings (loss) per share	$0.45	$(0.04)		$(0.02)		$0.39

Weighted average number of shares of common stock outstanding:
Basic	13,993,638	13,993,638		13,993,638		13,993,638
Diluted	14,018,843	14,018,843		14,018,843		14,018,843

See accompanying notes to the pro forma unaudited consolidated financial statements

BRT APARTMENTS CORP. AND SUBSIDIARIES
Notes to Pro Forma Unaudited Consolidated Financial Statements
(Unaudited)

Basis of Pro Forma Presentation

1.
The historical consolidated financial statements of the Company include the accounts of the Company and consolidated subsidiaries in which the Company is presumed to have control in accordance with the consolidation guidance of the Financial Accounting Standards Board Accounting Standards Codification (“ASC”). Investments in entities for which the Company has the ability to exercise significant influence but does not have financial or operating control, are accounted for under the equity method of accounting. Accordingly, the Company’s share of the net earnings (or losses) of entities accounted for under the equity method are included in consolidated net income (loss) under the caption “Equity in loss of unconsolidated joint ventures”. Investments in entities for which the Company does not have the ability to exercise any influence are accounted for under the cost method of accounting.

2.	Notes to the pro forma unaudited consolidated balance sheet and statements of income for the year ended September 30, 2017 and the three months ended December 31, 2017.

a)
To reflect the interest expense resulting from the mortgages securing Madison at River Sound, Stafford Landing, Woodland Apartments and Magnolia Pointe, which expense is calculated at an interest rate of 3.97%, 3.90%, 3.94% and 4.08%, respectively, and includes amortization of deferred financing costs.

b)	To reflect depreciation expense on the estimated useful life of the property of 30 years.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRT APARTMENTS CORP.

By: /s/ George Zweier
George Zweier
April 6, 2018	Vice President and
Great Neck, NY	Chief Financial Officer